[Graphic - Photograph]

Richard B. Fisher

President

Federated Adjustable Rate
U.S. Government Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated Adjustable Rate U.S. Government Fund, Inc. was created in 1991, and I am pleased to present its ninth Semi-Annual Report. This fund is designed for investors seeking a higher level of income than money market funds provide, 1 and can help to protect against a significant loss of principal during periods of rising interest rates.

The fund's portfolio focuses on a mix of short-maturity, adjustable rate mortgage-backed securities issued by U.S. government agencies, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These securities are guaranteed as to principal by the U.S. government, its agencies or instrumentalities. 2

As of August 31, 1999, the fund's net assets totaled $122.3 million, serving over 2,693 shareholders. Currently, the average coupon of the fund's holdings is 6.85%. The fund's portfolio has continued to be rated AAAf by Standard & Poor's, the highest quality rating available for a mutual fund. 3 As of September 30, 1999, the fund enjoyed an overall four-star Morningstar Rating(TM) out of 1,585 Taxable Bond funds.4

1 Unlike money market funds, which strive to maintain a stable $1.00 share price, the share value of the fund will fluctuate in value.

2 Fund shares are not guaranteed.

3 An AAAf rating means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. This rating, however, does not remove market risks. Ratings are subject to change.

4 Morningstar proprietary ratings reflect historical risk-adjusted performance as of September 30, 1999. They are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the funds' three-, five- and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The fund received four and four stars for the three- and five-year periods and was rated among 1,585 and 1,153 funds, respectively. The top ten percent of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

This report covers the first half of the fund's fiscal year, which is the six-month period from March 1, 1999 through August 31, 1999. It begins with an interview with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Investment Management Company. Following her discussion covering the economic influences on the U.S. bond market, the fund's performance, her strategies and outlook are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings in U.S. government securities, and third is the publication of the fund's financial statements.

In the last six months, the actions of the Federal Reserve Board (the "Fed") have caused all bond prices to decline, as Fed Chairman Alan Greenspan increased interest rates based on his fears of inflation threatening the U.S. The fund's monthly income distributions totaled $0.22 per share during the reporting period. The share price performance was consistent with the fund's objective of minimizing declines in rising rate environments. The share price declined by a modest $0.07 over the six-month reporting period, much less than longer maturity bond funds have experienced. The fund's total return (net of expenses) performance for the six-month reporting period ended August 31, 1999 was 1.56%, based on net asset value. 5

Thank you for your continued confidence in Federated Adjustable Rate U.S. Government Fund, Inc. Consider the advantage of adding to your account and reinvesting your monthly dividends. As always, we welcome your comments and questions.

Sincerely,

[Graphic - Signature]

Richard B. Fisher
President
October 15, 1999

5 Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's six-month total return, reflecting the 1.00% contingent deferred sales charge, was 0.57%.

[Graphic - Photograph]

Kathy Foody-Malus
Vice President
Federated Investment Management Company

Investment Review

THE U.S. ECONOMY'S STRENGTH HAS PROVED TO BE A CHALLENGE FOR THE FED. DURING THE SEMI-ANNUAL REPORTING PERIOD, THE FED HAS INCREASED INTEREST RATES TWICE. WHAT ARE YOUR COMMENTS ON THE FED'S ACTIONS AND THE EFFECTS ON THE FIXED-INCOME MARKET OVER THIS PERIOD?

The U.S. economy has continued to perform exceptionally well in 1999. The ongoing economic expansion is moving into a near-record ninth year. The combination of an unemployment rate hovering around lows not seen since the early 1970s, inflation remaining subdued, and real output expanding vigorously has been the main contributor. Two of the major threats faced by the economy in late 1998-economic downturns in many foreign nations and turmoil in financial markets around the world-dissipated during the first half of 1999. The Fed was concerned that as the economic activity strengthened abroad, the firming of commodity and other prices might create a less favorable inflationary environment. To gain some greater assurance that the benign inflation performance of the economy would continue, the Fed decided at the June and August 1999 meetings to reverse portions of the easings put into place last fall when global financial markets were disrupted. The overnight Fed Funds Target Rate increased twice, for a total of 0.50%, to end the reporting period at 5.25%.

AS A TURNABOUT FROM LAST YEAR'S FED POLICY OF "EASING," OR LOWERING RATES, THE CURRENT RISING INTEREST RATE ENVIRONMENT HAS ELIMINATED THE INCENTIVE FOR CONSUMERS TO REFINANCE AND PREPAY ADJUSTABLE-RATE MORTGAGES. HOW HAVE YOU STRUCTURED THE PORTFOLIO IN THIS ENVIRONMENT?

For the first time in close to five years, the refinancing incentive, as measured by the ability of an adjustable-rate borrower to convert to a fixed-rate mortgage, is negative. The adjustable-rate market is currently at the lowest level of overall refinancing pressure since 1994. Compounding the decreasing refinancing pressure is the usual slowing of prepayments as the peak housing season has passed and winter approaches.

The slowing of prepayments has been accompanied by the widening of spreads in the adjustable-rate sector. The widening of spreads was due to several factors:
Year 2000 concerns, widening swap spreads, and anticipated heavy supply in adjustable-rate mortgages. The increased supply of adjustable-rate mortgages has come in the form of GNMAs. The important point to remember is that the net issuance of GNMA adjustable-rate mortgages and of most sectors of the adjustable-rate mortgage market is still negative. The combination of a slowdown in prepayments and increased short-term issuance is unlikely to change this situation.

The fund's portfolio, during the semi-annual reporting period, increased its allocation to the adjustable-rate market as opportunities arose. Sectors of the adjustable-rate market favored were 11th District Cost of Funds and GNMA adjustable-rate mortgages. The underperformance of both of these sectors versus Treasuries offered an opportunity to increase exposure to these sectors. The technical factors of bank demand and increased sponsorship caused adjustable-rate mortgages to perform well versus other mortgage assets as the reporting period ended.

HOW DID FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC. PERFORM FOR SHAREHOLDERS IN TERMS OF TOTAL RETURN AND INCOME DURING THE FIRST SIX MONTHS OF ITS FISCAL YEAR?

The fund paid a consistent monthly dividend stream of $.036 per share, which totaled $0.22 per share over the six-month period from March 1, 1999 through August 31, 1999. For the six-month period ended August 31, 1999, the fund's total return (net of expenses), based on net asset value, was 1.56%. 1 This compares to a total return of 2.39% for the Merrill Lynch 1-Year Treasury Index, 1.47% for the Merrill Lynch 2-Year Treasury Index, and 2.11% for the Lipper ARMs Fund Average.2

1 Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return for the period, reflecting the 1% contingent deferred sales charge, was 0.57%.

2 The Merrill Lynch 1-Year and 2-Year Treasury Indexes comprise the most recently issued 1-year and 2-year Treasury notes, respectively. Index returns are calculated as total returns for periods of 1, 3, 6, and 12 months as well as year-to-date. These indexes are unmanaged, and actual investments cannot be made in an index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper figures do not take sales charges into account.

HOW WERE THE ASSETS OF THE FUND ALLOCATED AMONG DIFFERENT TYPES OF MORTGAGE-BACKED SECURITIES AT THE END OF THE REPORTING PERIOD?

As of August 31, 1999, the fund's portfolio was primarily invested in the following types of issues:

                                                                Percentage of
                                            Maturities    Net Assets
Federal Home Loan Mortgage Corporation      04/01/2018-
                                            04/01/2029    31.42%
Government National Mortgage Association    03/15/2013-
                                            05/20/2029    30.69%
Federal National Mortgage Association       12/01/2010-
                                            05/01/2036    31.53%

WHAT IMPACT WILL THE DECISION BY THE FED AT THE OCTOBER 5, 1999 FEDERAL OPEN MARKET COMMITTEE ("FOMC") MEETING TO MOVE TO A "TIGHTENING BIAS" HAVE ON THE ADJUSTABLE-RATE MARKET?

The announcement by the Fed after the October 5, 1999 FOMC meeting pointed out that Fed governors were concerned about highter inflation in the U.S. Although a tightening bias signals that a new rate hike is more likely than an easing, the important point was that the bias does not imply a commitment to raise rates in the months ahead. The Fed stated that they would evaluate upcoming information on the economy and conditions in the equity and bond markets. The Fed announcement, recovery in Europe and Asia, a strong Japanese yen versus the U.S. dollar, and firm oil prices have kept investors on edge. However, the counterbalance of recent difficulties in the stock market is beginning to raise the possibility of eventual slowing in domestic demand. The bottom line is that investors are on the defensive near term as economic data will ultimately determine the direction of rates.

Given this environment, investors are being rewarded for favoring fixed-income securities that trade at some spread over Treasuries. The adjustable-rate sector looks attractive for investors who are looking for short duration assets with a generous yield advantage over comparable Treasuries.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

IF YOU MADE AN INITIAL INVESTMENT OF $9,000 IN FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC. ON 7/25/91, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $12,947 ON 8/31/99. YOU WOULD HAVE EARNED A 4.59% 1 AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/99, the fund's average annual one-year, five-year, and since-inception (7/25/91) total returns were 2.60%, 5.27%, and 4.61%, respectively. 1

INITIAL INVESTMENT OF $9,000
[Graphic representation omitted.  See Appendix A.1.]

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% contingent deferred sales charge. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ONE STEP AT A TIME

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR EIGHT YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $10,883.

With this approach, the key is consistency.

If you had started investing $1,000 annually in Federated Adjustable Rate U.S. Government Fund, Inc. on 7/25/91, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $9,000, but your account would have reached a total value of $10,883 1 by 8/31/99. You would have earned an average annual total return of 4.59%.

A practical investment plan helps you pursue current income from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time.
Put time, money, and compounding to work.

YEARLY INVESTMENTS OF $1,000
[Graphic representation omitted.  See Appendix A.2.]

1 This chart assumes that the subsequent annual investments are made on the last day of the anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Portfolio of Investments

AUGUST 31, 1999 (UNAUDITED)




PRINCIPAL
AMOUNT                                                     VALUE
                   LONG-TERM OBLIGATIONS-                         95.7%
                   FEDERAL HOME LOAN MORTGAGE  CORP. ARM-30.3%
  $ 36,112,123     6.683% - 7.011%, 4/1/2018 - 4/1/2029                         $  37,106,655
                   FEDERAL HOME LOAN MORTGAGE  CORP. REMIC-1.1%
     1,341,916     Series 1544-E, 6.250%, 6/15/2008                            1,341,580
                   FEDERAL NATIONAL MORTGAGE ASSOCIATION ARM-18.2%
    22,099,163     5.740% - 6.727%, 7/1/2018 - 5/1/2036                            22,228,209
                   FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC-4.1%
     5,000,000     Series 98-36PA, 6.250%, 7/18/2013                            4,974,879
                   FEDERAL NATIONAL MORTGAGE ASSOCIATION-11.3%
    13,886,386  1  6.500% - 12.250%, 12/1/2010 - 6/1/2029                13,901,144
                   GOVERNMENT NATIONAL  MORTGAGE ASSOCIATION ARM-
24.5%
    29,940,233     5.000% - 6.625%, 3/20/2017 - 5/20/2029                         30,017,087
                   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-6.2%
     6,656,820     11.000% - 12.000%, 3/15/2010 - 5/15/2020                7,540,452
                   TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED COST $117,909,891)                 117,110,006
                   REPURCHASE AGREEMENTS-6.7%  2
     4,710,000  3  Morgan Stanley Group, Inc., 5.180%, dated 8/16/1999, due 9/20/1999             4,710,000
     3,535,000     Salomon Brothers, Inc., 5.500%, dated 8/31/1999, due 9/1/1999                         3,535,000
                   TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)                                8,245,000
                   TOTAL INVESTMENTS (IDENTIFIED COST $126,154,891) 4
$ 125,355,006


1 Subject to dollar roll transactions.

2 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

3 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the credit worthiness of the issuer is downgraded.

4 The cost of investments for federal tax purposes amounts to $126,154,891. The net unrealized depreciation of investments on a federal tax basis amounts to $799,885 which is comprised of $330,370 appreciation and $1,130,255 depreciation at August 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($122,365,722) at August 31, 1999.

The following acronyms are used throughout this portfolio:


ARM   -Adjustable Rate Mortgage
REMIC -Real Estate Mortgage Investment Conduit


See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

AUGUST 31, 1999 (UNAUDITED)

ASSETS:
Total investments in securities, at value (identified and tax cost
$126,154,891)                                   $ 125,355,006
Cash                                                    3,834
Income receivable                                   1,968,060
Receivable for investments sold                                                2,449,408
Receivable for shares sold                             39,991
TOTAL ASSETS                                      129,816,299
LIABILITIES:
Payable for investments purchased                       $ 2,538,802
Payable for shares redeemed                            104,847
Income distribution payable                             191,396
Payable for dollar roll transactions                      4,581,401
Accrued expenses                     34,131
TOTAL LIABILITIES                                   7,450,577
Net assets for 13,075,838 shares outstanding $ 122,365,722 NET ASSETS CONSIST
OF: Paid in capital $ 166,023,154 Net unrealized depreciation of investments
(799,885) Accumulated net realized loss on investments (43,013,886)
Undistributed net investment income 156,339 TOTAL NET ASSETS $ 122,365,722 NET
ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE: Net Asset Value
Per Share ($122,365,722 / 13,075,838 shares outstanding) $9.36

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)

INVESTMENT INCOME:
Interest (net of dollar roll expense of $26,431)                                         $ 3,627,798
EXPENSES:
Investment advisory fee                         $  393,049
Administrative personnel and services fee                                    63,014
Custodian fees                                      11,746
Transfer and dividend disbursing agent fees and expenses                             77,938
Directors'/Trustees' fees                            7,448
Auditing fees                                        8,684
Legal fees                                           1,882
Portfolio accounting fees                           30,156
Distribution services fee                          163,771
Shareholder services fee                           163,771
Share registration costs                             8,738
Printing and postage                                17,675
Insurance premiums                                   1,217
Taxes                                                5,071
Miscellaneous                                        7,520
TOTAL EXPENSES                                     961,680
WAIVERS:
Waiver of investment advisory fee                   $ (126,844)
Waiver of distribution services fee                     (157,220)
Waiver of shareholder services fee                       (6,551)
TOTAL WAIVERS                                     (290,615)
Net expenses                                                         671,065
Net investment income                                              2,956,733
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                                         (202,112)
Net change in unrealized depreciation of investments                        (638,199)
Net realized and unrealized loss on investments                                 (840,311)
Change in net assets resulting from operations                                        $ 2,116,422

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


                                SIX MONTHS
                                ENDED
                               (unaudited)         YEAR ENDED
                                AUGUST 31,         FEBRUARY 28,
                                1999               1999
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income           $    2,956,733       $      8,012,249
Net realized loss on investments ($(202,112) and $135,710, respectively, as computed
for federal tax purposes)             (202,112)               (39,240)
Net change in unrealized depreciation of investments            (638,199)            (1,414,222)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS            2,116,422              6,558,787
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                   (2,959,740)            (7,982,323)
SHARE TRANSACTIONS:
Proceeds from sale of shares                               3,510,318              3,063,993
Net asset value of shares issued to shareholders in payment of distributions declared
1,824,405              5,059,352
Cost of shares redeemed            (22,093,190)           (50,336,231)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                       (16,758,467)           (42,212,886)
Change in net assets               (17,601,785)           (43,636,422)
NET ASSETS:
Beginning of period                139,967,507            183,603,929
End of period (including undistributed net investment income of $156,339 and $159,346,
respectively)                   $  122,365,722       $    139,967,507


See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                               SIX MONTHS
                               ENDED
                              (unaudited)
                               AUGUST 31,                  YEAR ENDED FEBRUARY 28 OR 29,
                               1999            1999          1998         1997          1996         1995
NET ASSET VALUE, BEGINNING
OF PERIOD                          $ 9.43      $ 9.52         $ 9.56       $ 9.55         $ 9.46       $ 9.79
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                0.22        0.48           0.53         0.52           0.54         0.47
Net realized and
unrealized gain (loss)
on investments                      (0.07)      (0.09)         (0.04)        0.03           0.08        (0.32)
TOTAL FROM
INVESTMENT OPERATIONS                0.15        0.39           0.49         0.55           0.62         0.15
LESS DISTRIBUTIONS:
Distributions from net
investment income                   (0.22)      (0.48)         (0.53)       (0.52)         (0.53)       (0.47)
Distributions in excess of
net investment income 1                 -          -              -         (0.02)             -        (0.01)
TOTAL DISTRIBUTIONS                 (0.22)      (0.48)         (0.53)       (0.54)         (0.53)       (0.48)
NET ASSET VALUE, END OF
PERIOD                             $ 9.36      $ 9.43         $ 9.52       $ 9.56         $ 9.55       $ 9.46
TOTAL RETURN 2                       1.56%       4.20%          5.25%        5.90%          6.77%        1.58%

RATIOS TO AVERAGE NET
ASSETS:
Expenses 3                           1.46% 4     1.35%          1.38%        1.44%          1.36%        1.32%
Net investment income 3              4.06% 4     4.70%          5.25%        5.00%          5.33%        4.46%
Expenses (after waivers
and reimbursements)                  1.02% 4     1.02%          1.10%        1.02%          1.02%        1.02%
Net investment income
(after waivers
and reimbursements)                  4.50% 4     5.03%          5.53%        5.42%          5.67%        4.76%
SUPPLEMENTAL DATA:
Net assets, end of period
(000 omitted)                    $122,366     $139,968      $183,604      $224,447       $304,191     $419,095
Portfolio turnover                     33%         55%            67%         108%           144%         170%

1 Distribution in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 During the period, certain fees were voluntarily waived and reimbursed. If such voluntary waivers and reimbursements had not occurred, the ratios would have been as indicated.

4 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

AUGUST 31, 1999 (UNAUDITED)

ORGANIZATION

Federated Adjustable Rate U.S. Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income with volatility of principal which is lower than investment companies investing primarily in fixed-rate mortgage securities.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At February 28, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $42,636,824, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION AMOUNT
2001                   $  5,114,335
2002                     12,916,149
2003                     21,867,393
2004                      2,738,947

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTION

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

At August 31, 1999, there were 5,000,000,000 Shares of $0.001 par value capital stock authorized. Transactions in capital stock were as follows:

                              SIX MONTHS
                                         ENDED               YEAR ENDED
                                AUGUST 31,                FEBRUARY 28,
                                              1999                                   1999
Shares sold                       372,434           323,500
Shares issued to shareholders in payment of distributions declared            193,878           534,199
Shares redeemed                (2,340,810)       (5,297,637)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS             (1,774,498)       (4,439,938)

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Fund shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended August 31, 1999, the Trust engaged in sales transactions with funds that have a common investment adviser (or affiliated advisers), common Directors/Trustees, and/or common officers. These sales transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $2,552,532.

GENERAL

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1999, were as follows:

Purchases     $ 42,551,900
Sales         $ 44,057,456

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Directors

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
NICHOLAS P. CONSTANTAKIS
JOHN F. CUNNINGHAM
J. CHRISTOPHER DONAHUE
LAWRENCE D. ELLIS, M.D.
PETER E. MADDEN
CHARLES F. MANSFIELD, JR.
JOHN E. MURRAY, JR., J.D., S.J.D.
MARJORIE P. SMUTS
JOHN S. WALSH

Officers

JOHN F. DONAHUE
Chairman

RICHARD B. FISHER
President

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

TODD A. ABRAHAM
Vice President

RICHARD J. THOMAS
Treasurer

C. GRANT ANDERSON
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

SEMI-ANNUAL REPORT AS OF AUGUST 31, 1999

 [Graphic - Logo]
 Federated
 World-Class Investment Manager

Federated Adjustable Rate U.S. Government Fund, Inc.

Established 1991

9TH SEMI-ANNUAL REPORT

 [Graphic - Logo]
 Federated
 Federated Adjustable Rate U.S. Government Fund, Inc.
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM
 Federated Securities Corp., Distributor

Cusip 314072109
2091401 (10/99)

 [Graphic - Recycle Logo]




                                    APPENDIX

A.1. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The x-axis reflects computation periods from 7/25/1991 to 8/31/1999. The y-axis is measured in increments of $3,000 ranging from $0 to $15,000 and indicates that the ending value of a hypothetical initial investment of $9,000 in the fund's shares, assuming the reinvestment of capital gains and dividends, would have grown to $12,947 on 8/31/1999.

A.2. The graphic presentation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The x-axis reflects computation periods from 7/25/1991 to 8/31/1999. The y-axis is measured in increments of $2,000 ranging from $0 to $12,000 and indicates that the ending value of a hypothetical initial investment of $1,000 and subsequent yearly investments of $1,000 over 8 years in the fund's shares, assuming the reinvestment of capital gains and dividends, would have grown to $10,883 on 8/31/1999.